                                                                 EXHIBIT 99.1

[FCC LETTERHEAD]


Report WT 97 -         WIRELESS TELECOMMUNICATIONS ACTION        April 8, 1997

                 FCC ADOPTS HEARING DESIGNATION ORDER CONCERNING
                             MOBILEMEDIA CORPORATION
                               (WT Docket 97-115)


        The Federal Communications Commission has adopted an order commencing an administrative hearing to inquire into the qualification of MobileMedia Corporation to remain a licensee. The Commission's action follows a voluntary disclosure by the company and a subsequent FCC staff investigation, which revealed that MobileMedia filed applications for paging licenses containing false information. (See Public Notice, DA 97-78 (released January 13, 1997)) Consistent with established practices, MobileMedia may continue to operate their licensed facilities and provide service to the public during the pendency of the hearing.

        The Hearing Designation Order adopted by the Commission on April 7, 1997, directs an Administrative Law Judge to take evidence and develop a full factual record on issues concerning MobileMedia's filing of false forms and applications. In recognition that the public interest will be served by expediting the hearing proceeding to the fullest possible extent, the Commission has directed the ALJ to issue a recommended decision within six months of the release of the order. The Order directs the ALJ to make factual findings concerning whether MobileMedia engaged in misrepresentations, lacked candor, and willfully or repeatedly violated the Commission's Rules. The Commission recognizes that MobileMedia voluntarily disclosed the false filings and represents that it has since taken remedial action. Therefore, the Hearing will provide MobileMedia the opportunity to provide mitigating evidence of its ability to deal truthfully with the Commission and to abide by its Rules in the future.

        The Commission has directed the ALJ to make only a recommended decision in the case, rather than an initial decision. Decisions as to the conclusions of law and appropriate sanctions or dispositions are reserved to the Commission.

        Action by the Commission April 7, 1997, by Order to Show Cause, Hearing Designation Order, and Notice of Opportunity for Hearing for Forfeiture (FCC 97-124). Chairman Hundt, Commissioners Quello, Chong and Ness.
                                      -FCC-

        News Media contact:  Audrey Spivack at (202) 418-0654
        Wireless Telecommunications Bureau contacts: Rosalind Allen or Karen Gulick at (202) 418-0600.


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                        FEDERAL COMMUNICATIONS COMMISSION        FCC 97-124
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                                   BEFORE THE
                        FEDERAL COMMUNICATIONS COMMISSION
                             WASHINGTON, D.C. 20554

In the Matter of                               )
                                               )
MOBILEMEDIA CORPORATION,  et al.(1)            )   WT DOCKET  NO. 97-115
                                               )
Applicant for Authorizations and Licensee      )
of Certain Stations in Various Services(2)     )

                              ORDER TO SHOW CAUSE,
                           HEARING DESIGNATION ORDER,
                                       AND
                NOTICE OF OPPORTUNITY FOR HEARING FOR FORFEITURE

              ADOPTED: APRIL 7, 1997         RELEASED: APRIL 8, 1997

By the Commission:

        1. The Commission has before it: (a) the above-captioned licenses held, and applications filed, by MobileMedia Corporation and its various subsidiary and associated organizations (collectively "MobileMedia" or "Company") and (b) the results of an investigation by the Wireless Telecommunications Bureau ("Bureau") into apparent FCC-related misconduct by MobileMedia. As discussed below, the information before us raises substantial and material questions of fact as to whether MobileMedia is basically qualified to be and remain a Commission licensee. We therefore institute this hearing proceeding.



----------------
(1) MobileMedia Corporation holds licenses under the following names:
MobileMedia Paging; MobileComm; Wireless Holdings L.P.; MobileMedia Communications Corporation of America; Mobile Communications Corporation of the Southwest; Mobile Communications Corporation of the Northeast; Mobile Communications of the Southeast; Mobile Communications Corporation of the West; Mobile Communications Corporation of the Midwest; Mobile Communications Corporation of Mississippi; Mobile Communications Corporation of Florida; Mobile Communications Corporation of Tennessee; Mobile Communications Corporation of Wisconsin; FWS Radio, Inc.; MobileComm Nationwide Operations; MobileComm of the Mid South, MobileMedia, PCS Inc.; Dial Page, Southeast, Inc.; Radio Call Company of Virginia, Inc.; MobileMedia DP Properties, Inc.; and Dial Page, Inc.

(2) See Appendix.


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                                   BACKGROUND

     2. MobileMedia is the second largest paging company in the United
States, serving approximately 4.4 million paging customers. The core of the Company's business is derived from the paging services built by Metromedia Telecommunications, Inc. ("Metromedia") in the 1980s. In 1987, SBC Communications, Inc. ("SBC") acquired Metromedia and continued to operate Metromedia's paging business under the "Metromedia" name. In October 1993, MobileMedia, then a privately held corporation, acquired the Metromedia paging business from SBC. Thereafter, in 1995, MobileMedia more than doubled the size of its paging business through the acquisitions of Dial Page, Inc., a regional paging company operating principally in the southeastern United States, and MobileComm, a subsidiary of BellSouth. Presently, MobileMedia provides paging services under the "MobileComm" name to subscribers in 32 states and the District of Columbia. MobileMedia became a public company in 1995 and its stock trades on the Nasdaq Stock Exchange. On January 30, 1997, MobileMedia filed a voluntary petition for protection under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the District of Delaware(3).

     3. MobileMedia represents that on September 4, 1996, outside counsel for the Company informally disclosed to the Bureau that the Company would provide the results of a complete internal investigation of suspected violations involving the filing of paging applications with the Commission. Thereafter, on October 15, 1996, MobileMedia submitted to the Bureau a report ("Report") summarizing the results of its internal investigation(4). The Report indicated that over a period of more than two years, MobileMedia had filed with the Commission a significant number of FCC Forms 489(5) for paging stations that had not in fact been constructed and as a consequence, were not providing service to the public on the relevant deadlines. The Report also indicated that Mobile Media had filed a substantial number of so-called "40-Mile Rule" applications(6) that were predicated upon unconstructed facilities and were, therefore, defective. MobileMedia identified several members of its senior staff who participated in the false filings

------------------------------

     (3) There are pending before the Commission applications on FCC Forms 490 for consent to the involuntary, PRO FORMA, assignment of various MobileMedia Corporation licenses to a Debtor-in-possession. These applications are not among those designated for hearing in the instant proceeding.

     (4) The veracity and completeness of the report was later attested to by Chairman of the Board and then acting Chief Executive Officer David A. Bayer. Affidavit of David A. Bayer, December 13, 1996.

     (5) Pursuant to Section 22.142 of the Commission's Rules, licenses are required to notify the Commission, via the filing of an FCC Form 489, when construction of an authorized paging station has been completed and service to the public has commenced.

     (6) The "40-Mile Rule" allowed incumbent paging licensees to file applications for new transmission sites within 40 miles of a constructed and operating facility authorized to the licensee on the same channel. SEE REVISION OF PART 22 AND PART 90 OF THE COMMISSION'S RULES TO FACILITATE FUTURE DEVELOPMENT OF PAGING SYSTEMS AND IMPLEMENTATION OF SECTION 309(J) OF THE COMMUNICATIONS ACT -- COMPETITIVE BIDDING, WT Docket No. 96-18. First Report and Order, 11 FCC Red 16570 (1996)


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and, according to the Report, the Company had "terminated the employment of the responsible senior management personnel ...." As a consequence, according to the
Report, "none of the members of senior management involved in the derelictions -- either directly or as a matter of responsibility -- remain employed by the Company." Report, pp. 25-26. MobileMedia conceded that some Company employees had been aware of the ongoing illegal practices and that one such "employee" questioned the propriety of the false filings with the Company's then Chief Operating Officer. The Report did not disclose that the subject "employee" was a corporate officer of MobileMedia. Additionally, the Report stated that MobileMedia had:

        further considered and, to date, has rejected making additional personnel changes based on knowledge of the practices that occurred. Given that the violations were ... to some degree endorsed by the senior management, the Company has concluded that other lower-level employees should not be disciplined simply for their awareness of the practice.

Report, p. 26.

     4. Upon receipt of the Company's internal investigatory Report, the Bureau commenced an investigation. The Bureau's investigation consisted of soliciting from MobileMedia the production of certain documentary evidence pursuant to
Section 308(b) of the Communications Act of 1934, as amended, and deposing certain present and former officers and directors of MobileMedia. Specifically, between November 20, 1996 and December 5, 1996, the Bureau deposed the following individuals: former Chief Executive Officer Gregory Rorke; Chief Technology Officer Mark Witsaman; and Directors F. Warren Hellman, Mitchell R. Cohen, Tully
M. Friedman, John L. Bunce, David A. Bayer, and Clifford A. Bean.

     5. The Bureau's investigation found that between the third quarter of 1993, when MobileMedia was formed, and the third quarter of 1996, MobileMedia filed with the Commission at least 289 FCC Forms 489, wherein the Company apparently misrepresented that otherwise unconstructed stations were constructed, operating, and providing service to subscribers. (While some of the stations were subsequently constructed and placed in service after the FCC Forms 489 were filed, most were never constructed and remain unbuilt.) The vast majority of the false FCC Forms 489 -- approximately 223 -- were apparently filed during the first quarter of 1996. MobileMedia also filed with the Commission at least 94 "40-Mile Rule" applications for new paging facilities that were predicated upon unbuilt facilities(7). The Bureau's investigation also disclosed that between the third quarter of 1993 and the third quarter of 1996, MobileMedia filed

----------------------------
     (7) By PUBLIC NOTICE, DA 97-78 (released January 13, 1997), the Bureau announced (a) the automatic termination of authorizations held by MobileMedia for stations which were not constructed and providing service to subscribers by the applicable deadline; and (b) the dismissal as defective of "40-Mile Rule" applications filed by MobileMedia which were predicated on unconstructed facilities. The PUBLIC NOTICE, however, granted interim operating authority to MobileMedia for those stations which were subsequently constructed and are presently serving the public.


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with the Commission nearly 200 FCC Forms 489 more than 15 days after service had been initiated, contrary to Section 22.142 of the Commission's Rules.

                                   DISCUSSION

        6. Section 301 of the Communications Act of 1934, as amended, states that no person "shall use or operate any apparatus for the transmission of energy or communications or signals by radio ... except under and in accordance with this Act and with a license in that behalf granted under the provisions of this Act." Similarly, Section 22.3 of the Commission's Rules specifies that paging facilities must be used and operated pursuant to a valid authorization. SEE ALSO 47 C.F.R. ' 22.143. Pursuant to Section 22.142 of the Commission's Rules, each authorization for a new paging station contains a date by which construction of the station must be completed and service to the public initiated. Section 22.142 of the Commission's Rules requires licensees to notify the Commission, via the filing of an FCC Form 489, when construction of an authorized paging station has been completed and service to the public has begun. Such notification must be filed no later than 15 days after service has commenced. Additionally, Section 22.144 of the Commission's Rules provides for the automatic termination of an authorization if the licensee has failed to complete construction of the new paging station and commenced service by the deadline.

        7. It is well settled that the ability of the Commission to rely on the representations of applicants and licensees is crucial to the functioning of our regulatory process. RICHARDSON BROADCAST Group, 7 FCC Red 1583 (1992) (subsequent history omitted). Indeed, the Commission's demand for absolute candor is itself all but absolute. EMISION DE RADIO BALMASEDA, INC., 7 FCC Red 3852, 3853 (Rev. Bd. 1992), REV. DENIED, 8 FCC Red 4335 (1993). The SINE QUA NON for a finding of disqualifying misrepresentation or lack of candor is an intent to deceive the Commission. FOX RIVER BROADCASTING, INC., 93 FCC 2d 127, 129
(1983). Moreover, Section 1.17 of the Commission's Rules requires truthful written statements in all filings with the Commission.

        8. The information before us suggests that MobileMedia repeatedly engaged in the practice of misrepresenting the status of construction of its paging stations in FCC Forms 489 in a deliberate scheme to prevent valuable paging authorizations from automatically terminating. In this regard, we note that MobileMedia initially acquired its new paging authorizations for a nominal filing fee through the Commission's former licensing process. Had MobileMedia properly relinquished its unconstructed paging authorizations rather than filing false FCC Forms 489 to cover them, MobileMedia recognized that it may have been compelled to bid at auction in the event it desired to reacquire the forfeited authorizations(8). Additionally, the evidence before


-------------------------------

     (8) The Commission's intentions to modify its licensing procedures were widely known. SEE GENERALLY, IMPLEMENTATION OF SECTION 309()F) OF THE COMMUNICATIONS ACT -- COMPETITIVE BIDDING, PP Docket No. 93-243. Second Report and Order, 9 FCC Red 2348 (1994); REVISION OF PART 22 AND PART 90 OF THE COMMISSION'S RULES

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                        FEDERAL COMMUNICATIONS COMMISSION        FCC 97-124
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us suggests that MobileMedia repeatedly filed false "40-Mile Rule" applications with the Commission in a calculated attempt to obtain "40-Mile Rule" authorizations to which the Company was not otherwise lawfully entitled. Equally significant, it appears that several individuals at the highest levels of the Company-including corporate officers and members of MobileMedia's Board of Directors - either orchestrated, affirmatively approved, tacitly condoned or were at least cognizant of the ongoing practices.

        9. Evidence that corporate officers and directors of MobileMedia may have actively participated in, approved, or known about a protracted and large scale scheme to deceive the Commission through the filing of false FCC Forms 489 and "40-Mile Rule" applications raises a substantial and material question of fact as to MobileMedia's qualifications to be a Commission licensee.(9) The evidence before us also suggests possible violations of our technical rules. Thus, the apparent construction and operation of paging stations after the automatic termination of the respective authorizations raise substantial and material questions of fact as to whether MobileMedia willfully or repeatedly violated Sections 22.3 and 22.143 of the Commission's Rules. Additionally, MobileMedia's apparent failure to timely file FCC Forms 489 raises substantial and material questions of fact as to whether the Company willfully or repeatedly violated Section 22.142 of the Commission's Rules. Such practices collectively call into doubt MobileMedia's basic qualifications to be and remain a Commission licensee. Accordingly, appropriate issues will be specified below.

        10. Finally, the Bureau's investigation reveals the existence of a substantial and material question of fact concerning whether MobileMedia was entirely forthcoming in its October 15, 1996 Report concerning the Company's claims that it had "terminated the employment of the responsible senior management personnel" and that "none of the members of senior management involved in the derelictions - either directly or as a matter of responsibility
- remain employed

---------------------
TO FACILITATE FUTURE DEVELOPMENT OF PAGING SYSTEMS AND IMPLEMENTATION OF SECTION 309(J) OF THE COMMUNICATIONS ACT - COMPETITIVE BIDDING, WT Docket No. 96-18, Notice of Proposed Rulemaking, 11 FCC Red 3108 (1996); REVISION OF PART 22 AND
PART 90 OF THE COMMISSION'S RULES TO FACILITATE FUTURE DEVELOPMENT OF PAGING SYSTEMS AND IMPLEMENTATION OF SECTION 309(J) OF THE COMMUNICATIONS ACT - COMPETITIVE BIDDING, WT Docket No. 96-18. Second Report and Order and Further Notice of Proposed Rulemaking. FCC 97-59 (released February 24, 1997).

(9) In a further report to the Bureau on October 31, 1996, MobileMedia's counsel represented:

        The Company acknowledges that a primary focus and concern for the Commission in evaluating the Company's conduct here is the gravity of the offenses for which the Company is accepting responsibility. The practice of filling inaccurate Forms 489 was recurrent rather than isolated, and, during one three-month period of time, routine. The number of such filings were large. The filings were not made inadvertently but rather with knowledge that inaccuracies existed. The practices of filing inaccurate Forms 489 was conceived and executed by a high-ranking officer of the Company, and, at least as to those filings which occurred in the first quarter of 1996, appear to have been approved of at the highest levels of Company management. The Company is well aware that such knowing conduct constitutes deliberate misrepresentation, which is traditionally the most serious form of misconduct for which licensees can be sanctioned.


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by the Company."  These representations do not appear to be accurate. The
Bureau's investigation found that at least one corporate officer who was fully aware of the deceitful activities and apparently involved in the derelictions "as a matter of responsibility" still holds his high-ranking position with MobileMedia. In its Report MobileMedia failed to identify this individual as a corporate officer, implying that he was one of the "lower-level employees [who] should not be disciplined simply for their awareness of the practice. On January 31, 1997, in response to the Bureau's questions about this officer and the Company's personnel actions, MobileMedia provided information about the reasoning behind the Company's retention of the corporate officer. This submission does not, however, explain the Report's failure to fully disclose the role of this officer in the admitted wrongdoing. Accordingly, a substantial and material question of fact concerning MobileMedia's candor exists with respect to the Company's representations in its Report. Accordingly, an appropriate issue will be specified below.

        11. We recognize that MobileMedia voluntarily brought this matter to the Commission's attention and that the Company may have since taken remedial actions relating to most of the individuals directly involved and the Company's future compliance with Commission rules. Therefore, we have specified an appropriate issue to take and consider any relevant mitigating evidence that MobileMedia may proffer. The Bureau, as a party, will also be afforded the opportunity under this issue to offer evidence refuting any claim that MobileMedia may make concerning MobileMedia's ability to comply in the future with the Commission's rules and policies and the Communications Act of 1934, as amended. Such evidence may include, but is not limited to, the veracity of representations made by the Company and its principals in its October 15, 1996, Report and during the course of the Bureau's investigation.

        12. We also recognize that MobileMedia has admitted to many of the facts at issue here. Nevertheless, we conclude that a hearing is compelled for several reasons. First, this case appears to be unprecedented at the Commission in term of the sheer number of false filings involved. For apparent misrepresentations of such magnitude, we cannot, based on the information before us, rule out application denial and license revocation as potential sanctions. Application denial and license revocation cannot proceed as a matter of law without a hearing on all the relevant facts. 47 U.S.C. 309(e), 312(a), 312(c). MobileMedia may, of course, enter into a stipulation as to relevant facts or waive its right to a hearing, 47 C.F.R. 1.19. 1.92. Second, the Commission does not have all the relevant facts before it. Thus, despite the Bureau's investigation and certain admonition by MobileMedia, including that certain former members of MobileMedia's senior management were actively involved in the misbehavior, it remains unclear which others offices, directors, and senior managers knew about or condoned the wide-scale pattern of misbehavior. In this regard, evidence gathered by the Bureau indicates that at least one officer still employed by the Company was aware of the ongoing practices. It also remains unclear whether and to what extent the Company had procedures or policies in place to deter such false filings or stop their reoccurrence. Third, as discussed above, the information before us suggests that MobileMedia may have lacked candor in its Report to the Bureau. This issue of fact must also be resolved by hearing.

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        13. We also are cognizant of the Company's financial situation and the potential impact that a protracted hearing proceeding might have on the vast number of subscribers who rely on MobileMedia for their paging services as well as the Company's creditors and investors. Accordingly, we find, based on the records, that the due and timely execution of the Commission's functions imperatively and unavoidably requires and the public interest would be served by expediting this hearing proceeding to the fullest possible extent. In this regard, pursuant to Section 409(a) of the Communications Act and Section 1.274 of the Commission's Rules we direct the presiding Administrative Law Judge to certify the record to the Commission and to make every effort to adhere to the expedited procedural schedule and guidelines set forth below. Furthermore, the presiding Administrative Law Judge is directed to make only a recommended decision, rather than an initial decision as is usually the case.(10) The presiding Administrative Law Judge shall limit his recommended decision to the factual matters at issue, including relevant demeanor and credibility findings. The decisions as to the conclusions of law (e.g., did MobileMedia's false statement constitute misrepresentations) and appropriate sanctions or disposition are left to the Commission. The presiding Administrative Law Judge is directed to endeavor to issue his recommended decision within six months of the release of this order.

        14. Accordingly, IT IS ORDERED that, pursuant to Section 309(e), 312(a), and 312(c) of the Communications Act of 1934, as amended, the pending applications of MobileMedia are designated for hearing, and MobileMedia is directed to show cause why its licenses should not be revoked, in a consolidated proceeding, upon the following issues:

        (a) to determine the facts and circumstances surrounding
        MobileMedia's filing of FCC Forms 489 and "40-Mile" applications with the Commission containing false information (including, but not limited to, the identity of all officers, directors and senior management personnel who participated in, orchestrated, approved, condoned, or had knowledge of the filings; and the nature and extent of their involvement, including their intent) and whether MobileMedia knowingly made false statements, engaged in misrepresentations, lacked candor, or willfully or repeatedly violated Section 1.17 of the Commission's Rules with regard to the filing of FCC Forms 489 and the filing of "40-Mile" applications;

        (b) to determine the facts and circumstances surrounding
        MobileMedia's submission of its October 15, 1996, Report to the Bureau (including, but not limited to, the identity of all persons who participated in the preparation of the Report and the nature and extent of their participation, including their intent) and whether MobileMedia knowingly made false statements, engaged in misrepresentations, lacked candor, or willfully or repeatedly violated Section 1.17 of the Commission's Rules with regard to the submission of the October 15, 1996 Report to the Bureau;

-----------------------------------
(10) A recommended decision unlike an initial decision cannot ripen into a final decision. Rather, a final agency decision in this proceeding can only be made by Commission.


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        (c) to determine the facts and circumstances surrounding MobileMedia's construction and operation of paging facilities without valid authorizations (including, but not limited to, the identity of all offices, directors and senior management personnel who participated in, orchestrated, approved, condone, or had knowledge of the construction and operation; and the nature and extent of their involvement including their intent) and whether MobileMedia willfully or repeatedly violated Sections 22.3 and 22.143 of the Commission's Rules by constructing and operating paging facilities without valid authorizations.

        (d) to determine the facts and circumstances surrounding MobileMedia's filings of FCC Forms 489 more than 15 days after the commencement of service (including, but not limited to, the identity of all offices, directors and senior management personnel who participated in, orchestrated, approved, condone, or had knowledge of the filings; and the nature and extent of their participation including their intent) and whether MobileMedia willfully or repeatedly violated Section 22.142 of the Commission's Rules by filing FCC Forms 489 more than 15 days after the commencement of service;

        (e) to determine whether there exists any mitigating evidence indicative of MobileMedia's future ability to deal truthfully with the Commission and to comply with all pertinent provisions of the Commission's Rules and the Communications Act of 1934, as amended;

        (f) to determine, in light of the evidence adduced pursuant to issues
        (a) - (e), whether MobileMedia is qualified to be and remain a Commission licensee;

        (g) to determine, in light of the evidence adduced pursuant to issues
        (a) - (e), whether the pending applications filed by MobileMedia should be granted; and

        (h) to determine, in light of the evidence adduced pursuant to issues
        (a) - (e), whether the licenses held by MobileMedia should be revoked.

        15. IT IS FURTHER ORDERED that, pursuant to Sections 4(j) and 409 of the Communications Act of 1934, as amended, and Part I, Subpart B, of the Commission's Rules:

        (a) the presiding Administrative Law Judge shall take evidence and develop a full, fair, and complete evidentiary record on issues (a) -
        (e) above and make every effort to conclude the case, including certifying the record to the Commission within six months of the release of this order.

        (b) notwithstanding Section 0.341 and 1.291 of the Commission's Rules, the presiding Administrative Law Judge shall promptly certify to the Commission for resolution all motions and petitions filed pursuant to Sections 1.223 (petitions to

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        intervene),  1.229 (motions to enlarge,  change, or delete issues), and 1.251 (motions for summary decision) of the Commission's Rules;

        (c) notwithstanding Section 1.263(a) and 1.264 of the Commission's Rules, each party to the proceeding may file proposed findings of fact within 30 days after the record is closed;

        (d) pursuant to Section 1.274 (a) of the Commission's Rules, the presiding Administrative Law Judge shall make every effort within 60 days of receipt of the parties' proposed findings of fact to certify the evidentiary record in this proceeding to the Commission for final decision;

        (e) notwithstanding Section 1.267(b) of the Commission's Rules, the presiding Administrative Law Judge shall, at the time of certification of the evidentiary record, file with the Secretary and send to the parties a recommended decision that contains findings of fact, including any appropriate demeanor and credibility findings, with respect to issues (a) through (e) above, but does not contain conclusions of law or a recommended sanction or disposition;(11) and

        (f) within 30 days of certification of the evidentiary record and the filing of presiding Administrative Law Judge's recommended decision, the parties may file with the Commission exceptions to the recommended decision along with the parties' proposed conclusions, briefs, or memoranda of law.

        16. IT IS FURTHER ORDERED that irrespective of the Commission's resolution of the issues (f) through (h) in paragraph 13 above the Commission shall also determine, pursuant to Section 503(b) of the Communications Act of 1934, as amended, whether an Order of Forfeiture shall be issued against MobileMedia in an amount not to exceed $100,000 for each violation or each day of a continuing violation, except that the amount assessed for any continuing violation shall not exceed a total of $1,000,000 for any single act or failure to act, for having willfully or repeatedly violated the Communications Act of 1934, as amended, or the Commission's Rules.

        17. IT IS FURTHER ORDERED that, in connection with the possible forfeiture liability noted above, this document constitutes notice, pursuant to
Section 503(b)(3) of the Communications Act of 1934, as amended.

        18. IT IS FURTHER ORDERED that, pursuant to Section 1.91(c) and 1.221(c) of the Commission's Rules, to avail itself of the opportunity to be heard Mobile Media, by its attorneys, shall file with the Commission within twenty (20) days of the date of this order a written

---------------------
(11) Notwithstanding Section 1.374(a) of the Commission' Rules, the presiding Administrative Law Judge shall release his recommended decision at the time he certifies the record to the Commission.


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appearance stating that it will appear at the hearing and present evidence on the matters specified herein.

          19. IT IS FURTHER ORDERED that pursuant to Section 309(e) and 312(d) of the Communications Action of 1934, as amended, and Section 1.254 of the Commission's Rules, the burden of proceeding with the introduction of evidence and the burden of proof with respect to issues (a), (b), (c), (d), (f) and (h) above shall be on the Wireless Telecommunications Bureau; and the burden of proceeding with the introduction of evidence and the burden of proof with respect to issues (e) and (g) above shall be on MobileMedia.

          20. IT IS FURTHER ORDERED that the Acting Secretary of the Commission shall send a copy of this Order via Certified Mail - Return Receipt Requested to MobileMedia's counsel: Eric L. Bernthal, Esq., Latham & Watkins, 1001 Pennsylvania Avenue, N.W., Suite 1300, Washington, D.C. 20004; and Robert L. Pettic, Esq., Wiley, Rein & Fielding, 1776 K Street, N.W., Washington, D.C. 20006.

          21. IT IS FURTHER ORDERED that the Acting Secretary of the Commission shall cause to have this Order or a summary thereof published in the Federal Register.

                             FEDERAL COMMUNICATIONS COMMISSION



                             William F. Caton
                             Acting Secretary


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                                APPENDIX

All licenses, construction authorizations, and pending applications (except the pending involuntary pro forma applications for consent to the assignment of MobileMedia's authorizations to a Debtor-in-Possession) held or filed by MobileMedia for all services, including those listed below, are the subject of this Order to Show Cause, Hearing Designation Order, and Notice of Opportunity for Hearing for Forfeiture.



COMMON CARRIER PAGING SITE-BY-SITE LICENSES



CALL SIGN      FILE NUMBER       STATUS      EXPIRATION      LICENSEE

KNKJ1910       2766389           LI          4/1/99          DIAL PAGE SOUTHEAST INC.
KNKC865        3446196           LI          4/1/99          DIAL PAGE, INC.
KPE265         2741889           LI          4/1/99          DIAL PAGE, INC.
KPE266         2601989           LI          4/1/99          DIAL PAGE, INC.
KUO600         2603590           LI          4/1/99          FWS RADIO, INC.
KNK1465        3089389           LI          4/1/99          MOBILE COMMUNICATIONS CORP OF AMER
KDS460         2692489           LI          4/1/99          MOBILE COMMUNICATIONS CORP OF AMER
KNKI1578       3089489           LI          4/1/99          MOBILE COMMUNICATIONS CORP OF AMER
KNKJ1474       2938389           LI          4/1/99          MOBILE COMMUNICATIONS CORP OF AMER
KNKJ478        2493296           LI          7/1/98          MOBILE COMMUNICATIONS CORP OF AMER
KNKK976        2873089           LI          4/1/99          MOBILE COMMUNICATIONS CORP OF AMER
KNKL246        2045490           LI          4/1/99          MOBILE COMMUNICATIONS CORP OF AMER
KNKL318        2046090           LI          4/1/99          MOBILE COMMUNICATIONS CORP OF AMER
KNKL357        2068990           LI          4/1/99          MOBILE COMMUNICATIONS CORP OF AMER
KNKL787        2812990           LI          4/1/99          MOBILE COMMUNICATIONS CORP OF AMER
KNKM527        2654891           LI          4/1/99          MOBILE COMMUNICATIONS CORP OF AMER
WRV287         2752589           LI          4/1/99          MOBILE COMMUNICATIONS CORP OF AMER
KNKM986        2820192           LI          4/1/99          MOBILECOMM NATIONWIDE OPERATIONS, INC.
KNKM856        2535396           LI          4/1/99          MOBILECOMM NATIONWIDE OPERATIONS, INC.
KNK0281        2513294           LI          4/1/99          MOBILECOMM NATIONWIDE OPERATIONS, INC.
KNK0248        2897896           LI          4/1/99          MOBILECOMM NATIONWIDE OPERATIONS, INC.
KNKG815        2152092           LI          4/1/99          MOBILECOMM NATIONWIDE OPERATIONS, INC.
KNKG831        2664094           LI          4/1/99          MOBILECOMM NATIONWIDE OPERATIONS, INC.
KNKG865        2530096           LI          4/1/99          MOBILECOMM NATIONWIDE OPERATIONS, INC.
KNKG874        2114394           LI          4/1/99          MOBILECOMM NATIONWIDE OPERATIONS, INC.
KNKK964        2556593           LI          4/1/99          MOBILECOMM NATIONWIDE OPERATIONS, INC.
KNKL247        2249092           LI          4/1/99          MOBILECOMM NATIONWIDE OPERATIONS, INC.
KNKL321        2045590           LI          4/1/99          MOBILECOMM NATIONWIDE OPERATIONS, INC.
KNKM853        2907995           LI          4/1/99          MOBILECOMM NATIONWIDE OPERATIONS, INC.
KNKM898        2152292           LI          4/1/99          MOBILECOMM NATIONWIDE OPERATIONS, INC
KNKO240        2059093           LI          4/1/99          MOBILECOMM NATIONWIDE OPERATIONS, INC.
KNKO251        2206193           LI          4/1/99          MOBILECOMM NATIONWIDE OPERATIONS, INC.
KNKO253        2315294           LI          4/1/99          MOBILECOMM NATIONWIDE OPERATIONS, INC
KNKO255        2652892           LI          4/1/99          MOBILECOMM NATIONWIDE OPERATIONS, INC


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